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Exhibit 10.41A(2)

Pursuant to 17 CFR 240.24b-2, confidential information (indicated by [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Bombardier Aerospace
Bombardier Inc.
123 Garratt Boulevard, N17-27
Downsview, Ontario, Canada M3K 1Y5

November 29, 2004

B04-7701-MD-0459L

Mr. Richard Surratt
EVP Finance, Treasurer & CFO
Independence Air
45200 Business Court Suite 100
Dulles, Virginia 20166
United States of America

Dear Mr. Surratt,

Subject: Sale of BCI Financed Aircraft, serial numbers [***] & [***] and Deposits Allocation

        Reference is hereby made to the letter of agreement dated May 27, 2003 between Bombardier Aerospace, Regional Aircraft ("Bombardier") and Independence Air, Inc. (formerly known as Atlantic Coast Airlines "ACA") ("Independence Air") (the "Letter of Agreement") amending the terms of Purchase Agreement No. 454 dated July 29, 1999 (the "Agreement").

        Whereas Bombardier continues to hold deposits and progress payments made by Independence Air totaling Thirty-Eight Million Eight Hundred Thousand United States Dollars ($38,800,000 USD) ("Deposits") in accordance with paragraph 9 of the Letter of Agreement and Article 5.2 of the Agreement;

        Whereas Bombardier Capital Inc. ("BCI") financed two (2) of Independence Air's CRJ-200 aircraft, bearing manufacturer's serial numbers [***] and [***] (the "BCI Financed Aircraft") in October 2003;

        Whereas pursuant to the Letter of Agreement, Independence Air's obligation to purchase any or all of the undelivered aircraft may be terminated by Independence Air on or after April 15, 2005 [***], at which time the Deposits then held by Bombardier associated with those terminated aircraft were to be converted into credit memoranda, subject first to being applied toward repayment of any outstanding debt balance for the BCI Financed Aircraft; and

        Whereas Independence Air has notified Bombardier that it would like to apply the Deposits against the BCI Financed Aircraft to fully discharge the BCI loan.

        Now therefore, in consideration of the covenants and promises herein contained, the parties further agree to amend the Letter of Agreement and the Agreement as follows:

1.
Bombardier shall apply a total of [***] United States Dollars and [***] ($[***] USD) from the Deposits held to pay BCI on November 29, 2004 for the BCI Financed Aircraft—the combined buyout amounts broken down as follows:

[***]
Principal Due	$	[***]
Interest Due through Nov. 29, 04	$	[***]
Late Charge	$	[***]
Total Buyout on Nov. 29/04	$	[***]
[***]
Principal Due	$	[***]
Interest Due through Nov. 29 04	$	[***]
Total Buyout on Nov. 29/04	$	[***]
2.
On November 29, 2004, the Deposits then held will be reduced to [***] United States Dollars and [***] cents ($[***] USD) following the prepayment in accordance with Article 1 above. [***].

3.
Bombardier will retain as deposits (the "New Aircraft Deposits") for the thirty-four (34) undelivered aircraft an amount of [***] Three Million Four Hundred Thousand United States Dollars ($3,400,000 USD) until April 15, 2005, at which time delivery of those aircraft may be terminated by Independence Air [***] in accordance with the Letter of Agreement. If Independence Air's obligation to purchase any or all of the undelivered aircraft is terminated by Independence Air on or after April 15, 2005, the New Aircraft Deposits with respect to those aircraft for which the purchase obligation is so terminated will be refunded to Independence Air in cash, subject to first being applied towards the payment of any then outstanding receivables owing to Bombardier and/or its affiliates by Independence Air, including current and past due amounts as well as amounts in dispute, however [***]. If Independence Air's obligation to purchase any or all of the undelivered aircraft is not so terminated, the terms and conditions of the Agreement for such aircraft remain in full force and effect, except as amended, and the progress payment schedule for such aircraft will be fully reinstated and delivery dates for such aircraft will be mutually agreed. Independence Air's right to purchase Option Aircraft in accordance with Letter Agreement No. 012A is hereby terminated.

4.
Following the application of the Deposits as set forth in paragraphs 1 and 3 above, the Deposits remaining would be reduced to [***] United States Dollars and [***] cents ($[***] USD). This amount and the amount ($[***]) of the training credit issued to Independence Air on Thursday 18 November 2004 shall be applied towards the payment of all outstanding receivables owing by Independence Air to Bombardier and/or its affiliates as of November 18, 2004 in the amount of [***] United States Dollars [***] cents ($[***] USD). The parties acknowledge that this amount represents all outstanding receivables, including current and past due amounts, as well as amounts in dispute asserted by Bombardier to be owed by Independence Air to Bombardier and/or its affiliates, however [***].

5.
Following the application of the Deposits as set forth in paragraphs 1, 3 and 4 above, in order to alleviate the requirement for cash in advance payments terms, any balance of the original Deposits remaining will be held by Bombardier as a credit balance in the Independence Air account. Such credit balance will be drawndown by Bombardier against all purchases of goods and services by Independence Air from Bombardier and/or its affiliates from and after November 18, 2004. Upon such credit balance being fully drawndown, Independence Air will pay cash in advance for any purchases of goods and services from Bombardier and/or its affiliates, in lieu of credit terms previously agreed by the parties, for an interim period until such time as Independence Air is able to reasonably demonstrate to Bombardier that it has addressed its immediate liquidity concerns.

Deposits		$38,800,000.00
BCI Financed Aircraft Buyout Amount combined	$	[***]

Deposit Less BCI Buyout Amount	$	[***]

Less New Aircraft Deposit ([***])—Art. 3		$(3,400,000.00)

Balance of Credit Available	$	[***]

Add [***]	$	[***]

Total Balance of Credit as of Nov. 29	$	[***]

Less A/R as of Nov 18—Art.4	$	[***]

Balance of Credit as of Nov. 29 less A/R as of Nov. 18	$	[***]

6.
Immediately upon application of the Deposits as set forth in paragraph 1 above, Bombardier will cause any lien on the BCI Financed Aircraft held by Bombardier and/or any of its affiliates to be released and shall take, and shall cause any of its affiliates to take, any reasonable steps necessary to evidence the release of any such lien.

        The Letter of Agreement and the Agreement, except as amended hereby, remain in full force and effect.

Yours truly Bombardier Aerospace
/s/	/s/

Ross Gray Director, Contracts Regional Aircraft	Craig Allan Manager, Contracts Regional Aircraft

Agreed and Accepted:

Independence Air, Inc.
By:	/s/
Richard J. Surratt Executive Vice President & CFO

Date:    November 29, 2004

Bombardier Inc. 123 Garratt Blvd. Downsview, Ontario, Canada M3K 1Y5 Telephone 1(416) 633-7310 http://www.aerospace.bombardier.com

May 27, 2003

B03-7701-AL-0305F

Mr. Richard Surratt
EVP Finance, Treasurer & CFO
Atlantic Coast Airlines Holdings, Inc.
45200 Business Court Suite 100
Dulles, Virginia 20166
United States of America

Dear Mr. Surratt,

Subject:
Bombardier Response to ACA Term Sheet dated April 7, 2003

        This letter shall serve to provide to Atlantic Coast Airlines ("ACA") Bombardier's offer with respect to future aircraft deliveries under Purchase Agreement No. 0454 (the "Agreement"), and other matters, all as set forth herein. The terms of this offer, if accepted by ACA, will be in full satisfaction of all claims: (1) by Bombardier against ACA for the deferral [***] of the aircraft under the Agreement as contemplated herein, and (2) by ACA against Bombardier for any aircraft delivery delays up to and including May 31, 2003; for delays in past delivered aircraft serial numbers [***] and [***] (the "Past Delivered Aircraft"); for delays in making [***] payments as outlined in Letter Agreement No. 005B (as amended) under purchase agreement RJ-0350; for delays in [***] under Letter Agreement No [***] to purchase agreement RJ-0350; and, for delays in [***] of aircraft sequentially numbered [***] under Appendix [***] of purchase agreement RJ-0350. ACA's acceptance of this offer will be contingent on [***] set forth below pursuant to [***].

        As used herein: "Undelivered Aircraft" are the forty-two (42) aircraft, delivery sequence numbered 20 through 61, presently scheduled for delivery under the Agreement; "Next Delivered Aircraft" are the 8 aircraft, delivery sequence numbered 20, 21, 22, 23, 24, 25, 28 and 30, presently scheduled for delivery under the Agreement; and, "Affected Aircraft" are the thirty four aircraft, delivery sequence numbered 26, 27, 29 and 31 through 61, presently scheduled for delivery under the Agreement.

        ACA will purchase the Next Delivered Aircraft in accordance with the delivery dates set forth herein subject to the following agreements with respect to those aircraft (all amounts in USD):

        Of the Next Delivered Aircraft, the financing for the first four (4) Next Delivered Aircraft (aircraft delivery sequence numbered 20, 21, 23 and 25) will be [***] ($[***] for the first Next Delivered Aircraft and $[***] each for the second through fourth Next Delivered Aircraft) and [***] ($[***] for the first Next Delivered Aircraft and $[***] each for the second through fourth Next Delivered Aircraft) for a total amount to be financed of $[***] for the first Next Delivered Aircraft and $[***] each for the second through fourth Next Delivered Aircraft. The total equity to be [***] for these four (4) Next Delivered Aircraft will be $[***].

        The fifth and sixth Next Delivered Aircraft (aircraft delivery sequence numbered 22 and 24) will be bought outright by ACA as owner. The net delivery price is $[***] for each of these two Next Delivered Aircraft. The total amount to be contributed by ACA for these two (2) Next Delivered Aircraft will be [***].

        For the seventh and eighth Next Delivered Aircraft (aircraft delivery sequence numbered 28 and 30), the financing will be [***] (estimated at $[***] for the seventh and eighth Next Delivered Aircraft) [***] as described below and [***] (estimated at $[***] for the seventh and eighth Next Delivered Aircraft) for a total estimated amount to be financed of $[***] for each of the seventh and eighth Next Delivered Aircraft. [***] Next Delivered Aircraft [***] and on terms and conditions in accordance with [***] attached hereto. [***]. The total equity to be [***] for these two (2) Next Delivered Aircraft is estimated to be $[***]. In the event that ACA and Bombardier, working together, locate 100% financing for these two aircraft prior to delivery such that [***] for these two aircraft is no longer necessary, then [***] Next Delivered Aircraft [***] as previously agreed.

        The parties agree that the [***] referenced in Article [***] to Letter Agreement No. [***] to the Agreement [***] Next Delivered Aircraft, [***] as described below.

        For the equity financing requirement for the Next Delivered Aircraft, the total amount to be contributed by ACA equals the estimated amount of $[***]. Under the terms of this offer, in order to assist ACA to meet its equity financing and [***] obligations for the Next Delivered Aircraft, [***]. Such [***] as of the date of the CCO contemplated by this letter agreement (but for the sake of clarity [***] as specifically stated below), including: (1) [***] Next Delivered Aircraft [***] in accordance with Article [***] to Letter Agreement No. [***] to the Agreement and the same $[***] an additional four aircraft (23, 25, 28 and 30) plus [***] in accordance with Article 4.0 to Letter Agreement No. [***] to the Agreement, as applicable, [***]; (2) a portion of [***] from Article [***] to Letter Agreement No. [***], which is for the Next Delivered Aircraft which are not affected hereby; (3) [***] referenced in Article [***] to Letter Agreement No. [***] dated [***] to the Agreement; and, (4) [***] (as described and defined in Letter Agreement No. [***] to Purchase Agreement RJ-0350 dated January 8, 1997, [***].

        Bombardier will continue to hold the firm and option aircraft ("Option Aircraft") deposits and progress payments referenced in Article 5.2 of the Agreement ($38,900,000 including Option Aircraft deposits), previously provided by ACA for the Undelivered Aircraft and Option Aircraft and inclusive of the amounts on deposit for the Past Delivered Aircraft. The purchase price and applicable credits for each of the Next Delivered Aircraft will be determined in accordance with the terms of the Agreement (as estimated in Schedule 1 hereto). [***] the purchase price [***] will be subject to escalation to each Next Delivered Aircraft's respective delivery date, which would be as follows.

Next Delivered Aircraft	Revised Delivery Dates
No. 20	[***]
No. 21	[***]
No. 23	[***]
No. 25	[***]
No. 22	[***]
No. 24	[***]
No. 28	[***]
No. 30	[***]

        Bombardier will defer the Affected Aircraft such that the delivery dates of the Affected Aircraft would be as follows:

Affected Aircraft (Firm Aircraft)
Sequential Aircraft	Delivery Dates	Sequential Aircraft	Delivery Dates
No. 26	[***]	No. 45	[***]
No. 27	[***]	No. 46	[***]
No. 29	[***]	No. 47	[***]
No. 31	[***]	No. 48	[***]
No. 32	[***]	No. 49	[***]
No. 33	[***]	No. 50	[***]
No. 34	[***]	No. 51	[***]
No. 35	[***]	No. 52	[***]
No. 36	[***]	No. 53	[***]
No. 37	[***]	No. 54	[***]
No. 38	[***]	No. 55	[***]
No. 39	[***]	No. 56	[***]
No. 40	[***]	No. 57	[***]
No. 41	[***]	No. 58	[***]
No. 42	[***]	No. 59	[***]
No. 43	[***]	No. 60	[***]
No. 44	[***]	No. 61	[***]

        If by April 15, 2004 United Airlines has not (a) emerged from bankruptcy protection and (b) assumed ACA's code share agreement and affirmed ACA's right to operate some or all of an additional thirty-four (34) 50 seat CRJ-200 aircraft as United Express, [***], then ACA would be [***] the Affected Aircraft for which the right to operate was not affirmed, by an additional [***] ([***]) months with written notice from ACA to Bombardier [***] on or before [***].

        If on or before April 15, 2004 United Airlines has (a) emerged from bankruptcy protection and (b) reaffirmed ACA's codeshare agreement and affirmed ACA's right to operate some or all of an additional thirty-four (34) 50 seat CRJ-200 aircraft as United Express, [***], then ACA would [***] the Affected Aircraft for which the right to operate was affirmed, in accordance with the Agreement.

        [***].

        On or after April 15, 2005, ACA's obligation to purchase any or all of the undelivered Affected Aircraft may be terminated by ACA at which time all deposits and progress payments ($38,900,000 assuming all aircraft are terminated including Option Aircraft and Past Delivered Aircraft, as of the date hereof) then held by Bombardier associated with those terminated aircraft and Option Aircraft and, if appropriate, the Past Delivered Aircraft will be converted into credit memoranda. Such credit memoranda may be used by ACA against the purchase of goods and services, including aircraft, directly from Bombardier [***]. [***] in accordance with [***] as set forth in Appendix [***] of the Agreement [***] in accordance with the following sentence. For the purposes of this paragraph [***] shall mean [***]: (1) [***] or (2) [***] on the following table:

[***]	[***]

        From the date of agreement between ACA and Bombardier on the subject matter of this letter, which shall be memorialized in a CCO, and until [***] (1) [***] or (2) [***] ([***] (the "Deferral Period"), [***] in accordance with section [***] of the Agreement [***]. During that time, [***]. At the end of the Deferral Period [***] Undelivered Aircraft [***] in accordance with the terms of this letter.

At that time, and only if the events under item (2) previously stated in this paragraph have occurred, [***] the Next Delivered Aircraft and Past Delivered Aircraft [***]. For any Undelivered Aircraft for which the events under item (2) previously stated in this paragraph have not occurred as of [***], the terms of the preceding paragraph will apply with respect to [***].

        ACA's right to purchase the Option Aircraft in accordance with Letter Agreement No. [***], notwithstanding anything to the contrary in said Letter Agreement, [***] required as a result of the terms of this letter. [***] as described above [***]. An amended delivery schedule for the Option Aircraft taking into account the [***] referred to above is provided as follows:

Option Aircraft
Sequential Aircraft	Delivery Dates	Sequential Aircraft	Delivery Dates
No. 1	[***]	No. 21	[***]
No. 2	[***]	No. 22	[***]
No. 3	[***]	No. 23	[***]
No. 4	[***]	No. 24	[***]
No. 5	[***]	No. 25	[***]
No. 6	[***]	No. 26	[***]
No. 7	[***]	No. 27	[***]
No. 8	[***]	No. 28	[***]
No. 9	[***]	No. 29	[***]
No. 10	[***]	No. 30	[***]
No. 11	[***]	No. 31	[***]
No. 12	[***]	No. 32	[***]
No. 13	[***]	No. 33	[***]
No. 14	[***]	No. 34	[***]
No. 15	[***]	No. 35	[***]
No. 16	[***]	No. 36	[***]
No. 17	[***]	No. 37	[***]
No. 18	[***]	No. 38	[***]
No. 19	[***]	No. 39	[***]
No. 20	[***]	No. 40	[***]

        [***].

        In the interim period, the Agreement [***].

Yours truly Bombardier Aerospace

/s/ Arran Lal Account Executive Contracts—Americas Regional Aircraft

Agreed and Accepted:

Atlantic Coast Airlines

/s/
By:
Richard J. Surratt Executive Vice President & CFO

Date: May 27, 2003

Schedule 1

DELIVERY PRICING (in thousands)

[***]

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Exhibit 10.41A(2)